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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT AUGUST 30, 2007*



NAME OF FUND                                                          PROSPECTUS DATE          FORM NUMBER


RiverSource Retirement Plus 2010 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2015 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2020 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2025 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2030 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2035 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2040 Fund                                 June 29, 2007            S-6507-99 D
RiverSource Retirement Plus 2045 Fund                                 June 29, 2007            S-6507-99 D


The discussion of "Investment Options - Classes of Shares - Determining which class of shares to purchase" is supplemented as follows:

CLASS R AND CLASS Y SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).

- Bank Trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

For more information, see the SAI.


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S-6507-2 A (8/07)
Valid until next update
*Destroy June 27, 2008

The discussion of "Sales Charges - Initial Sales Charge - Waivers of the sales charge for Class A shares" is supplemented as follows:

 INITIAL SALES CHARGE - WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. SALES CHARGES DO NOT APPLY TO:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

- purchases made:

    - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

    - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

    - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

    - through bank trust departments.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

The discussion of "Opening an Account" is supplemented as follows:

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap accounts, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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